Exhibit 99.2 Second Quarter 2019 Business Review July 31, 2019

Forward-Looking Statements The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements that involve a number of risks and uncertainties, including forward-looking statements about our future financial and operating performance, demand for our products, and economic and industry outlook. These forward-looking statements represent Kadant’s expectations as of the date of this presentation. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause our actual results to differ materially from these forward-looking statements as a result of various important factors, including those set forth under the heading "Risk Factors" in Kadant’s annual report on Form 10-K for the year ended December 29, 2018 and subsequent filings with the Securities and Exchange Commission. These include risks and uncertainties relating to adverse changes in global and local economic conditions; the variability and difficulty in accurately predicting revenues from large capital equipment and systems projects; our customers’ ability to obtain financing for capital equipment projects; international sales and operations; the variability and uncertainties in sales of capital equipment in China; the oriented strand board market and levels of residential construction activity; development and use of digital media; currency fluctuations; cyclical economic conditions affecting the global mining industry and the continued demand for coal; price increases or shortages of raw materials; dependence on certain suppliers; our acquisition strategy; failure of our information systems or breaches of data security and cybertheft; changes in government regulations and policies and compliance with laws; our internal growth strategy; competition; soundness of suppliers and customers; changes in our tax provision or exposure to additional tax liabilities; our ability to successfully manage our manufacturing operations; disruption in production; future restructurings; economic conditions and regulatory changes caused by the United Kingdom’s exit from the European Union; our debt obligations; restrictions in our credit agreement and note purchase agreement; loss of key personnel and effective succession planning; protection of intellectual property; fluctuations in our share price; soundness of financial institutions; environmental laws and regulations; climate change; environmental, health and safety laws and regulations; adequacy of our insurance coverage; anti-takeover provisions; and reliance on third-party research. KAI Q219 Business Review–July 31, 2019 | © 2019 Kadant Inc. All rights reserved. 2

Use of Non-GAAP Financial Measures In addition to the financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), we use certain non-GAAP financial measures, including increases or decreases in revenues that exclude the effect of acquisitions and foreign currency translation, adjusted operating income, adjusted net income, adjusted diluted EPS, adjusted earnings before interest, taxes, depreciation, and amortization (adjusted EBITDA), adjusted EBITDA margin, and free cash flow. A reconciliation of those numbers to the most directly comparable GAAP financial measures is shown in our 2019 second quarter earnings press release issued July 30, 2019, which is available in the Investors section of our website at investor.kadant.com under the heading News Releases. We believe these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our core business, operating results, or future outlook. We believe the inclusion of such measures helps investors gain an understanding of our underlying operating performance and future prospects, consistent with how management measures and forecasts our performance, especially when comparing such results to previous periods or forecasts and to the performance of our competitors. Such measures are also used by us in our financial and operating decision-making and for compensation purposes. We also believe this information is responsive to investors' requests and gives them an additional measure of our performance. The non-GAAP financial measures included in this presentation are not meant to be considered superior to or a substitute for the results of operations prepared in accordance with GAAP. In addition, the non-GAAP financial measures included in this presentation have limitations associated with their use as compared to the most directly comparable GAAP measures, in that they may be different from, and therefore not comparable to, similar measures used by other companies. KAI Q219 Business Review–July 31, 2019 | © 2019 Kadant Inc. All rights reserved. 3

BUSINESS REVIEW Jeffrey L. Powell | President & CEO KAI Q219 Business Review–July 31, 2019 | © 2019 Kadant Inc. All rights reserved. 4

Q2 2019 Financial Highlights ($ Millions, except per share amounts) Q2 2019 Q2 2018 % Change2 Bookings $174.0 $176.4 -1.4% Revenue $177.2 $154.9 14.4% Gross Margin 42.0% 44.0% n.m. Net Income $16.3 $12.3 32.0% Adjusted EBITDA1 $32.7 $26.1 25.0% Adjusted EBITDA Margin1 18.5% 16.9% n.m. Diluted EPS $1.42 $1.08 31.5% Adjusted Diluted EPS1 $1.42 $1.07 32.7% Cash Flow from Operations $22.6 $28.4 -20.3% Net Debt $288.7 $145.7 98.1% 1 Adjusted EBITDA, adjusted EBITDA/revenue (margin), and adjusted diluted EPS are non-GAAP financial measures that exclude certain items as detailed in our press release dated July 30, 2019. 2 Percent change calculated using actual numbers reported in our press release dated July 30, 2019. KAI Q219 Business Review–July 31, 2019 | © 2019 Kadant Inc. All rights reserved. 5

FX Translation and Acquisition Impact Q2 2019 ($ in millions) Revenue Bookings Parts & Consumables Revenue Parts & Consumables Bookings As Reported $177.2 $174.0 $111.9 $109.3 Growth1 14.4% -1.4% 18.0% 14.5% Growth excluding FX2 18.1% 2.0% 21.3% 17.9% Growth excluding FX and Acquisitions3 5.0% -10.4% 4.1% 1.1% 1 Growth is the year-over-year percent change between the current period and the comparable prior period. 2 Represents the year-over-year percent change excluding the impact of current period versus prior period exchange rates. 3 Represents the year-over-year percent change excluding the impact of acquisitions and current period versus prior period exchange rates. Acquired businesses are classified as Acquisitions for the first four quarters after acquisition. KAI Q219 Business Review–July 31, 2019 | © 2019 Kadant Inc. All rights reserved. 6

Bookings and Revenue US$ (millions) BOOKINGS REVENUE $200 $160 $120 $80 $40 $0 KAI Q219 Business Review–July 31, 2019 | © 2019 Kadant Inc. All rights reserved. 7

Parts and Consumables Bookings and Revenue US$ (millions) BOOKINGS REVENUE $140 $120 $100 $80 $60 $40 $20 $0 KAI Q219 Business Review–July 31, 2019 | © 2019 Kadant Inc. All rights reserved. 8

North America Bookings and Revenue US$ (millions) BOOKINGS REVENUE $120 $100 $80 $60 $40 $20 $0 KAI Q219 Business Review–July 31, 2019 | © 2019 Kadant Inc. All rights reserved. 9

Europe Bookings and Revenue US$ (millions) BOOKINGS REVENUE $60 $50 $40 $30 $20 $10 $0 KAI Q219 Business Review–July 31, 2019 | © 2019 Kadant Inc. All rights reserved. 10

Asia Bookings and Revenue US$ (millions) BOOKINGS REVENUE $40 $30 $20 $10 $0 KAI Q219 Business Review–July 31, 2019 | © 2019 Kadant Inc. All rights reserved. 11

Rest-of-World Bookings and Revenue US$ (millions) BOOKINGS REVENUE $20 $15 $10 $5 $0 KAI Q219 Business Review–July 31, 2019 | © 2019 Kadant Inc. All rights reserved. 12

Guidance • FY 2019 GAAP diluted EPS of $4.97 to $5.09 • FY 2019 adjusted diluted EPS* of $5.26 to $5.38 • FY 2019 revenue of $700 to $710 million • Q3 2019 GAAP diluted EPS of $1.19 to $1.25 • Q3 2019 adjusted diluted EPS* of $1.20 to $1.26 • Q3 2019 revenue of $170 to $174 million * Adjusted diluted EPS is a non-GAAP financial measure that excludes certain items as detailed in our press release dated July 30, 2019. KAI Q219 Business Review–July 31, 2019 | © 2019 Kadant Inc. All rights reserved. 13

FINANCIAL REVIEW Michael J. McKenney | Executive Vice President & CFO KAI Q219 Business Review–July 31, 2019 | © 2019 Kadant Inc. All rights reserved. 14

Gross Margin 50% 47.7% 47.9% 45.6% 45.6% 46.0% 44.9% 45% 44.3% 44.0% 44.1% 43.3% 43.3% 42.3% 42.0% 41.2% 40% 35% 30% All data for 2017, 2018, and 2019 is presented in conformity with the Financial Accounting Standards Board’s Accounting Standards Update No. 2017-07. Prior period amounts have not been restated. KAI Q219 Business Review–July 31, 2019 | © 2019 Kadant Inc. All rights reserved. 15

SG&A US$ (millions) SG&A SG&A as a % of Revenues $50 45% $40 40% $30 35% $20 30% 29.1% 28.8% 27.4% $10 25% $0 20% All data for 2017, 2018, and 2019 is presented in conformity with the Financial Accounting Standards Board’s Accounting Standards Update No. 2017-07. Prior period amounts have not been restated. KAI Q219 Business Review–July 31, 2019 | © 2019 Kadant Inc. All rights reserved. 16

2Q18 to 2Q19 Adjusted Diluted EPS* $2.00 $0.02 ($0.02) $1.50 $0.05 $1.42 $0.11 $0.19 $1.07 $1.00 $0.50 $0.00 * Adjusted diluted EPS is a non-GAAP financial measure that excludes certain items as detailed in our press release dated July 30, 2019. KAI Q219 Business Review–July 31, 2019 | © 2019 Kadant Inc. All rights reserved. 17

Adjusted EBITDA* Adjusted EBITDA* Adjusted EBITDA / Revenue* 25% $35 $30 20% $25 18.5% 17.5% 15% 16.9% $20 % of of Revenue % $15 10% EBITDA Adjusted $10 5% $5 0% $0 * Adjusted EBITDA and adjusted EBITDA/revenue (margin) are non-GAAP financial measures that exclude certain items as detailed in our press release dated July 30, 2019. KAI Q219 Business Review–July 31, 2019 | © 2019 Kadant Inc. All rights reserved. 18

Cash Flow US$ (millions) Q2 2019 Q2 2018 H1 2019 H1 2018 Net Income $16.4 $12.5 $27.5 $23.5 Depreciation and Amortization 8.3 5.8 16.5 11.9 Stock-Based Compensation 1.9 2.2 3.5 3.6 ROU Asset Amortization 1.1 - 2.2 - Other Items (0.8) (0.3) (1.5) (0.3) Change in Current Assets & Liabilities (excl. acquisitions) (4.3) 8.2 (15.7) (3.1) Cash Provided by Operating Activities $22.6 $28.4 $32.5 $35.6 Purchases of Property, Plant, and Equipment (2.0) (5.1) (4.2) (10.2) Free Cash Flow* $20.6 $23.3 $28.3 $25.4 * Free cash flow, a non-GAAP financial measure, is defined as cash flows from continuing operations less capital expenditures, as calculated above. KAI Q219 Business Review–July 31, 2019 | © 2019 Kadant Inc. All rights reserved. 19

Working Capital and Cash Conversion Days Q2 2019 Q1 2019 Q2 2018 Working Capital % LTM Revenues* 15.4% 14.9% 10.2% Cash Conversion Days** 117 days 110 days 116 days *Working Capital is defined as current assets less current liabilities, excluding cash and debt. ** Based on days in receivables plus days in inventory less days in accounts payable. Cash Conversion Days ** Working Capital % LTM Revenues * 20% 200 15% 150 10% 100 Days % of Revenue 5% 50 0% 0 KAI Q219 Business Review–July 31, 2019 | © 2019 Kadant Inc. All rights reserved. 20

Cash and Debt US$ (millions) Q2 2019 Q1 2019 Q2 2018 Cash, cash equivalents, and restricted cash $58.1 $57.2 $61.2 Debt (340.2) (354.8) (202.2) Other borrowings (6.6) (6.1) (4.7) Net debt $(288.7) $(303.7) $(145.7) $75 $33.9 $22.2 $25 $7.2 $2.5 ($25) $(3.3) $(14.7) ($75) ($125) $(135.6) $(129.7) ($175) $(145.7) $(165.2) $(167.2) US$(millions) $(187.4) ($225) ($275) $(288.7) ($325) $(303.7) KAI Q219 Business Review–July 31, 2019 | © 2019 Kadant Inc. All rights reserved. 21

Leverage Ratio Debt/EBITDA * 4.00 3.50 3.00 2.50 2.19 2.00 1.50 1.00 0.50 0.00 *Calculated by adding or subtracting certain items from Adjusted EBITDA, as required by our Credit Facility. Our amended and restated Credit Facility defines total debt as debt less worldwide cash of up to $30 million. KAI Q219 Business Review–July 31, 2019 | © 2019 Kadant Inc. All rights reserved. 22

Guidance • FY 2019 GAAP diluted EPS of $4.97 to $5.09 • FY 2019 adjusted diluted EPS* of $5.26 to $5.38 • FY 2019 revenue of $700 to $710 million * Adjusted diluted EPS is a non-GAAP financial measure that excludes certain items as detailed in our press release dated July 30, 2019. KAI Q219 Business Review–July 31, 2019 | © 2019 Kadant Inc. All rights reserved. 23

Questions & Answers To ask a question, please call 888-326-8410 within the U.S. or +1 704-385-4884 outside the U.S. and reference 769 9788. Please mute the audio on your computer. KAI Q219 Business Review–July 31, 2019 | © 2019 Kadant Inc. All rights reserved. 24

Key Take-Aways • Record Q2 revenue and good operating performance • China’s decelerating economy and global trade uncertainties creating a drag on business activity in China • Raising full-year GAAP and adjusted diluted EPS guidance for 2019 • Expecting record revenue and adjusted EBITDA in 2019 KAI Q219 Business Review–July 31, 2019 | © 2019 Kadant Inc. All rights reserved. 25